SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549


                            FORM 8-K

                         Current Report

                 Pursuant to Section 13 or 15 (d) of
                the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): August 11, 1999

                               LINCOLN LOGS LTD.
   (Exact name of small business issuer as specified in its charter)


  New York                          01-12172              14-1589242
 (State or other jurisdiction of   (Commission File   (I.R.S. Employer
  incorporation)                     Number)        Identification No.)


  Riverside Drive, Chestertown, New York                       12817
  (Address of principal executive offices)                   (Zip Code)

                                  (518) 494-5500
                           (Issuer's telephone number)


                                      N/A
         (Former name or former adderss, if changed since last report)

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Item 4.   Change in Registrant's Certifying Accountant.


On August 6, 1999, Lincoln Logs Ltd. (the "Company") received notification by letter dated August 5, 1999 from KPMG LLP ("KPMG"), the Company's independent public accountant for the fiscal year ended January 31, 1999, that they would not stand for re-election as the Company's independent public accountants for the fiscal year ending January 31, 2000.

During the Company's two most recent fiscal years and the subsequent interim period preceeding such withdrawal, there were no disagreements with KPMG regarding any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

KPMG's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's opinions issued in connection with the Company's financial statements for the fiscal years ended January 31, 1999 and 1998 were qualified with regard to the Company's ability to continue as a going concern.

The Company has requested that KPMG furnish it with a letter addressed to the United States Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. The former auditor's letter is being filed as Exhibit 16.1 to this Current Report on Form 8-K.


ITEM 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired:  N/A

     (b)  Pro Forma Financial Information:  N/A

     (c)  Exhibits:
           16.1     Letter from KPMG LLP dated August 11, 1999.



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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   LINCOLN LOGS LTD.


                                    /s/ William J. Thyne
                                   ------------------------
                                   William J. Thyne
                                   Chief Financial Officer



                                   Date: August 11, 1999



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

                               EXHIBIT INDEX



   Exhibit No.          Document
   -----------          --------

     16.1               Letter from KPMG LLP dated August 11, 1999.








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